UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 19, 2003

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue, St. Louis Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Item 5. Other Events.

Filed herewith is the Unaudited Earnings Summaries for the three months ended May 31, 2003 and supplemental quarterly information for A.G. Edwards, Inc., as contained in a press release dated June 19, 2003. The results of operations for such periods are unaudited.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

            99(i)  Unaudited Earnings Summaries for the three months ended May 31, 2003 and supplemental quarterly information.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 19, 2003

A.G. Edwards, Inc.
Registrant

By: /s/ Douglas L. Kelly
     Douglas L. Kelly
     Chief Financial Officer

Exhibit Index

Exhibit No.      Description

99(i)                Unaudited Earnings Summaries for the three months ended May 31, 2003 and supplemental quarterly information.